AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT



     AMENDMENT NO. 2, dated as of July 1, 1997, to the employment agreement dated May 26, 1993 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Employment
Agreement"), by and between Finlay Fine Jewelry Corporation, a Delaware corporation (the "Corporation"), and David B. Cornstein (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto mutually desire to amend certain provisions of the Employment Agreement;

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree, as follows:

     1. (a) The preamble to the Employment Agreement shall be amended by deleting the clause ", President and Chief Executive Officer" from the third "WHEREAS" clause therein.

     (b) Section 2(a) of the Employment Agreement shall be amended by deleting the clause ", President and Chief Executive Officer" from the second sentence thereof.

     (c) Section 2(b) of the Employment Agreement shall be amended by deleting the clause ", President and Chief Executive Officer" in the first sentence thereof.

     (d) Each of Section 8(c)(i) and (ii) shall be amended by deleting the clause ", President and Chief Executive Officer" therefrom.

     (e) A new Section 8(c)A shall be added to the Employment Agreement immediately after the text of Section 8(c) thereof, which shall read in its entirety as follows:

               "8(c)A. The Executive may elect to terminate his employment hereunder and such termination shall be deemed to be a termination of his employment without "cause" in the event Executive commences service, whether on a full-time or part- time basis, as an officer, director, commissioner, employee or assumes any other position with a federal, state, municipal or other governmental, quasi- governmental or regulatory agency, commission or other authority, or assumes any other public or political office."

     (f) The provisions of Section 9(b) of the Employment Agreement shall be amended so that the clause "or Section 8(c)A above" is inserted in the first sentence thereof immediately after the clause "Section 8(c) above".

     (g) The provisions of this Paragraph 1 shall be effective as of January 30, 1996.

     2. (a) Section 2(a) of the Employment Agreement shall be amended by deleting the date "January 31, 1998" in the first sentence thereof and substituting therefor the date "January 31, 1999" and Section 8(a) of the Employment Agreement shall be amended by deleting the date "January 31, 1998" in clause (iv) thereof and substituting therefor the date "January 31, 1999."

     (b) Except as expressly set forth herein, the Executive shall have no other title with the Corporation or any affiliate thereof.

     (c) The provisions of this Paragraph 2 shall be effective as of July 1, 1997.

     3. Upon expiration of the term of the Employment Agreement on January 31, 1999, the Executive shall be appointed Chairman Emeritus of Enterprises and shall be retained in such capacity for a period of two years thereafter.

     4. Except as amended hereby, the Employment Agreement shall remain in full force and effect, without change or modification.

     5. This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







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



                      IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the day and year first above written.

                                                FINLAY FINE JEWELRY CORPORATION


                                                By /s/Arthur E. Reiner
                                                   ----------------------------
                                                   Arthur E. Reiner
                                                   Chairman and Chief Executive
                                                     Officer



                                                   /s/David B. Cornstein
                                                   ----------------------------
                                                   David B. Cornstein

The undersigned agrees to
and accepts the foregoing
amendment:

FINLAY ENTERPRISES, INC.


By:  /s/Arthur E. Reiner
     -----------------------------------
     Arthur E. Reiner
     President, Chief Executive Officer
       and Vice Chairman










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